UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF

THE SECURITIES EXCANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 30, 2003

LYDALL, INC.

(Exact name of registrant as specified in its charter)

Commission file number: 1-7665

Delaware	06-0865505
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

One Colonial Road, Manchester, Connecticut	06040
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (860) 646-1233

LYDALL, INC.

Item	7. Financial Statements and Exhibits

(c)    Exhibits

The following is furnished as an Exhibit to this report:

Exhibit No.	Description of Exhibit

99.1	Press release dated April 30, 2003

Item	9. Regulation FD Disclosure

The following information is furnished pursuant to Item 12, “Disclosure of Results of Operations and Financial Condition” of Form 8-K and is being presented under Item 9 of Form 8-K in accordance with SEC Release Nos. 33-8216 and 34-47583.

On April 30, 2003, Lydall, Inc. (the “Company”) issued a press release setting forth the Company’s financial results for the first quarter ended March 31, 2003. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LYDALL, INC.

April 30, 2003	By:	/s/ THOMAS P. SMITH
Thomas P. Smith Vice President – Controller and Interim Chief Financial Officer (On behalf of the Registrant and as Principal Accounting Officer and Interim Principal Financial Officer)

LYDALL, INC.

Index to Exhibits

Exhibit Number
99.1	Press Release dated April 30, 2003, titled “Lydall Announces Quarter Ended March 31, 2003 Financial Results,” filed herewith.

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